Borrowing Arrangements	9 Months Ended
Sep. 30, 2015
Debt Disclosure [Abstract]
Borrowing Arrangements
Borrowing Arrangements
The following is a summary of our term loans and other debt as of September 30, 2015:

September 30, 2015
(In thousands)
Unsecured revolving credit facility	$138,000
Unsecured term loan due 2017	600,000
Unsecured term loan due 2020	800,000
Total	1,538,000
Unamortized debt issuance costs	19,563
Term loans and other debt	$1,518,437

On August 17, 2015, Care Capital Properties, LP, our wholly owned subsidiary (“Care Capital LP”), as borrower, and CCP, Care Capital Properties GP, LLC and certain subsidiaries of Care Capital LP, as guarantors, entered into a Credit Agreement, comprised of a $600 million Revolver, a $600 million Term Loan and an $800 million Term Loan. The Revolver has an initial term of four years, but may be extended, at Care Capital LP’s option subject to compliance with the terms of the Credit Agreement and payment of a customary fee, for two additional six-month periods. The $600 million and $800 million Term Loans mature in August 2017 and August 2020, respectively. The Credit Agreement also includes an accordion feature that permits Care Capital LP to increase the aggregate borrowing capacity under the Facility to $2.5 billion. We consider the carrying value of our term loans and other debt to be consistent with fair market value.
Borrowings under the Facility bear interest at a fluctuating rate per annum equal to LIBOR plus an applicable margin based on Care Capital LP’s unsecured long-term debt ratings. At September 30, 2015, the applicable margin was 1.30% for Revolver borrowings and 1.50% for Term Loan borrowings, and we had approximately $462 million of unused borrowing capacity available under the Revolver.
In September 2015, subsidiaries of Care Capital LP were released as guarantors under the Credit Agreement.